UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8797
                                   811-9049

Name of Fund: Merrill Lynch Global Balanced Fund of Mercury Funds, Inc. Mercury
        Master Global Balanced Portfolio

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Global Balanced Fund of Mercury Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/03

Date of reporting period: 12/01/02 - 05/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
May 31, 2003

Merrill Lynch
Global Balanced Fund

www.mlim.ml.com

                       MERRILL LYNCH GLOBAL BALANCED FUND

Worldwide
Investments
As of 5/31/03

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Microsoft Corporation .............................................      2.0%
Pfizer Inc. .......................................................      1.9
Citigroup Inc. ....................................................      1.6
BP Amoco PLC ......................................................      1.4
Vodafone Group PLC ................................................      1.3
Exxon Mobil Corporation ...........................................      1.2
Shell Transport & Trading Company .................................      1.2
International Business Machines Corporation .......................      1.1
Unilever PLC ......................................................      1.1
Royal Bank of Scotland Group PLC ..................................      1.0
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Fixed Income Holdings                                     Net Assets
--------------------------------------------------------------------------------
Netherlands Government Bonds, 4% due 7/15/2005 ....................      3.0%
Republic of Italy, 1.80% due 2/23/2010 ............................      2.7
Netherlands Government Bonds, 3.75% due 7/15/2009 .................      2.1
Bundesrepublic Deutschland, 6% due 7/04/2007 ......................      2.1
Oesterreich Kontrollbank, 1.80% due 3/22/2010 .....................      1.9
U.S. Treasury Notes, 1.625% due 1/31/2005 .........................      1.8
Deutsche Ausgleichsbank, 1.85% due 9/20/2010 ......................      1.6
KFW International Finance, 1.75% due 3/23/2010 ....................      1.6
Bundesschatzanweisungen, 3.75% due 9/12/2003 ......................      1.5
U.S. Treasury Bonds, 6.25% due 5/15/2030 ..........................      1.4
--------------------------------------------------------------------------------

                                                                      Percent of
Asset Mix                                                             Net Assets
--------------------------------------------------------------------------------
Common Stock ......................................................     64.5%
Fixed Income Securities ...........................................     32.0
Cash Equivalents ..................................................      3.5
                                                                       -----
Total .............................................................    100.0%
                                                                       =====
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries* (Equity Investments)                         Net Assets
--------------------------------------------------------------------------------
Commercial Banks ..................................................      6.1%
Oil & Gas .........................................................      5.8
Pharmaceuticals ...................................................      5.7
Media .............................................................      4.1
Insurance .........................................................      3.9
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
Geographic Allocation                                                Net Assets+
--------------------------------------------------------------------------------
United States .....................................................     41.6%
United Kingdom ....................................................     14.9
Germany ...........................................................      6.9
Netherlands .......................................................      5.7
France ............................................................      5.2
Italy .............................................................      5.0
Japan .............................................................      4.0
Spain .............................................................      2.7
Switzerland .......................................................      2.0
Austria ...........................................................      1.9
Finland ...........................................................      1.7
Denmark ...........................................................      1.6
Sweden ............................................................      1.0
Ireland ...........................................................      0.9
Canada ............................................................      0.8
Belgium ...........................................................      0.3
Hong Kong .........................................................      0.3
--------------------------------------------------------------------------------
+     Total may not equal 100%.

                                Merrill Lynch Global Balanced Fund, May 31, 2003

DEAR SHAREHOLDER

Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There were no changes to the Class B or Class C share class labels. Trading symbols have not been changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.

Market Review

Global equity markets were highly volatile during the six-month period ended May 31, 2003. U.S. equity markets fell during the first quarter of 2003. Although fourth quarter 2002 profits generally proved to be in line with expectations, in many cases they had already been lowered somewhat and cautious guidance for 2003 provided little encouragement. Investors were also concerned about the likelihood of a conflict in Iraq. The associated rise in oil prices was considered negative for economic growth to the extent that it reduced consumer spending power and imposed additional costs for many companies, which they could not pass on. Sentiment also suffered as it became clear the coalition against Iraq would not include some major European nations.

European markets were particularly weak at the start of the year. In the United Kingdom, there was pressure from insurance companies observing solvency regulations, which caused them to reduce equity exposure as markets fell. This was also an issue in Continental Europe, with a further negative provided by revelations of accounting irregularities at the Dutch-listed global retailer Ahold. Investors were also disappointed by the European Central Bank's reluctance to lower interest rates despite data releases pointing to weakening trends.

Global equity markets then rallied when the war began in Iraq, as investors took the view that the conflict would be short and there would not be widespread disruption in the region. As a result, oil prices fell significantly toward the end of March 2003. The rally was sustained through April when U.S. first quarter corporate profits came in ahead of expectations and in May when there was sufficient positive economic data releases to sustain confidence that stronger economic growth in the United States would emerge during the second half of the year.

In terms of sectors, defensive areas, such as health care and utilities, generally performed well early in the period, before economically sensitive areas assumed leadership as markets rallied.

Global bond markets performed strongly during the six months ended May 31, 2003. Continued concern over global economic growth, geopolitical tensions leading to a war in Iraq, and equity market weakness combined to maintain risk aversion in the major markets early in the period. After the Iraq war, economic recovery did not gather momentum as many had expected, and bond markets remained robustly supported. Moreover, expectations of further monetary easing by U.S. and pan-European authorities and publicized concerns about possible deflation caused yield curves to flatten. Yields fell to historically low levels in many cases, despite a strong recovery in equities over the last quarter. In Japan, slowing growth, deflation in equity values, property and other asset prices made bonds the preferred choice for domestic investors. The Japanese government bond (JGB) yield curve flattened considerably as investors sought to maximize yield. The U.S. dollar continued to weaken against most major currencies, fueled by a widening trade deficit and economic uncertainties. Against the euro, the U.S. dollar fell to an all-time low during May 2003 with no sign of intervention by the Federal Reserve Board, raising further concerns for economic growth prospects in Europe.

Fund Performance

For the six-month period ended May 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +4.10%, +3.79%, +3.78% and +4.33%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.) This compares to the +3.93% total return of the unmanaged benchmark Morgan Stanley Capital International (MSCI) World Index and the +5.19% total return of the unmanaged benchmark Citigroup Currency-Hedged World Government Bond Index for the same period. Additionally, for the six months ended May 31, 2003, the composite benchmark index, a combination of the MSCI World Index and the Citigroup Currency-Hedged World Government Bond Index, had a total return of +4.61%. Although the Fund underperformed its composite benchmark index for the period, on the whole, asset allocation was a positive contributor to the Fund's performance. Currency overlay was also positive, particularly the decisions to buy the euro as well as Australian and Canadian dollars, and to sell the British pound.

For the six months ended May 31, 2003, the equity component of the Portfolio performed in line with the MSCI World Index. Our stock selection in the consumer staples, financial and information technology sectors helped the Fund's performance. In consumer staples, holdings in the personal products companies Colgate-Palmolive Company and Avon Products, Inc. performed well as investors rewarded good underlying business performance. In financials, our selection of banks was positive. Our positions in the European companies Banca Intesa SpA and BNP Paribas SA both recovered strongly toward the end of the period from what we regarded as oversold levels. Banca Intesa surprised investors with better-than-anticipated cost containment, while BNP Paribas results for the first quarter showed better-than-expected performance within its capital market business. Our avoidance of Japanese banks also helped the Fund's relative performance. The performance of technology shares was highly volatile. However, throughout the period as a whole, our focus on what we believe were high quality businesses with relatively strong revenues, such as Lexmark International Group, Inc. (printers) and Canon Inc. (office automation equipment and digital cameras), was positive.

The fixed income component of the Portfolio had very positive absolute returns for the period, but underperformed the Citigroup Currency-Hedged World Government Bond Index. Our strategic overweight duration position in European bonds was a major contributor to performance amid the strong bond rally. However, our broadly underweight duration positions in the U.S. dollar bloc and in U.K. gilts more than offset these gains, following the continued excellent performance in these markets.

Portfolio Matters

At the start of the period, we moved the Portfolio from an overweight position in equities to a small underweight. This followed a rally in equity markets over the previous two months that diminished the valuation case for further gains, both in absolute terms (as earnings showed little sign of accelerating) and relative to bonds (as bond yields rose meaningfully during that period).

We shifted the Portfolio back to an overweight stance at the beginning of January 2003 on evidence of an upturn in global economic momentum. However, against the backdrop of heightened geopolitical concerns and an associated climb in oil prices, this improving trend could not be maintained, and we moved back to an underweight equity stance in February.

Following a sharp dip in equity markets, attractive valuation opportunities emerged once again, and we moved to an overweight position in early March 2003, in time to capture the rally in markets that began as events in the Middle East became less uncertain. We maintained this overweight position for the following three months until the end of the period. Importantly, bond yields fell during the six-month period ended May 31, 2003, not undermining the relative valuation case for equities in the same way that had happened in previous bear market rallies.

Within the equity component of the Portfolio, we did not significantly alter the overall strategy, which remained a blend of economically sensitive and defensive growth exposures, but we did make changes in certain areas.

The sharp sell-off in U.K. listed equities at the beginning of the year presented us with the opportunity to add to what we believe are high quality global businesses, and in many cases, at attractive valuations. Within the consumer staples sector, we added to Diageo PLC (global spirits). This was funded by reducing some U.S. holdings such as The Procter & Gamble Company. Within the industrials sector, we extended our underweighting of General Electric Company toward the end of the period as we concluded that the market rally had made the shares more over-valued given the issues facing some of its industrial businesses. These funds were reinvested into other economically sensitive shares where the valuations were much less demanding, such as UPM-Kymmene Oyj, the Swedish-listed paper company and Smiths Industries PLC, the U.K.-listed company, whose businesses include aerospace, medical and detection. In the financial sector, we increased exposure to an expected improvement in corporate credit quality by initiating a holding in J.P. Morgan Chase & Co. and adding to other holdings. This was funded by reducing exposure to more retail/mortgage focused banks.

Within fixed income markets, the Portfolio began the period with a neutral duration in U.S. dollar bloc bonds, as U.S. Treasury securities were already expensive compared to fundamental economic drivers. In mid-February 2003, we moved to an underweighted stance, as we believed the market to be overbought, and as such, we focused on the Eurozone market, which, in our opinion, offered better value. We remained broadly underweight for the remainder of the period. The overweight duration position in European bonds was maintained throughout the period, increased during March, and was progressively reduced toward the end of the period as the rally appeared to be increasingly overextended. We focused on longer-dated European bonds, as limited issuance and expected falling inflation made the longer end of the yield curve more attractive. A neutral duration position in Japanese bonds was maintained, as with yields at such low levels we believed these bonds would remain tightly range bound.


                                      2 & 3

                                Merrill Lynch Global Balanced Fund, May 31, 2003

Market Outlook

Global economic prospects have improved over recent months. Many of the tailwinds that were driving the global economic recovery have strengthened. First, monetary conditions have become more expansionary. The recovery was initially driven by a sharp improvement in monetary conditions through lower short-term interest rates. We are currently seeing a substantial improvement through lower long-term interest rates. The recent fall in bond yields was a boost to consumers, which was reflected in another wave of mortgage refinancing in the United States, and to companies through a reduction in the cost of capital. We believe this bodes well for economic recovery in 2004.

Second, we have seen a substantial easing of broader financial conditions. Fears of a global credit crunch so far have proved unfounded. Banks are open for business, liquidity has been pouring into corporate bonds, resulting in a narrowing of credit spreads, and equity markets have bounced back from their lows in October 2002. Finally, in our opinion, prospects for fiscal easing have improved.

We believe the major headwinds that still face the economy are from the excessive debt levels that were built up during the bubble years. This is likely to hold back U.S. consumer and corporate spending for many years as balance sheets are repaired. However, we are currently seeing the first encouraging signs that corporate retrenchment has sufficiently advanced to allow a modest rise in investment spending after two years of declines.

Within equity markets, investors have already built an expected earnings recovery into share prices. In some areas, especially information technology and industrials, we believe these expectations are too high and that valuations have become excessive. We are underweight in these areas and choose to focus our economically sensitive exposure on media, mining and materials companies where, in our opinion, valuations are more attractive. We also maintain exposure to selected companies in areas such as medical equipment, beverages and consumer products where we believe share prices do not reflect the longer-term earnings potential.

With yields around 3.4%, ten-year U.S. Treasury issues are presently very expensive relative to the "fair value" estimate of our model based on medium-term economic fundamentals. However, we are reluctant to take a large duration position in U.S. Treasury securities at this time. The market has been trading in a very tight range for a while and given the steepness of the yield curve, it is very expensive to be short of the market for a prolonged period. We hold a neutral stance on the U.S. Treasury market, but maintain a relative value trade into the more favored European market, resulting in a net underweight duration position in the U.S. dollar bloc.

The move toward reflationary policies is far less advanced in Continental Europe than in the United States. The mix of a stronger currency and looser monetary policy is a positive one for Eurozone bonds, while issuance of longer-dated bonds remains relatively limited. We will seek to increase duration in this region when ten-year yields reach 3.8%.

With deflation still entrenched in Japan, domestic institutional demand for JGBs remains strong, even with ten-year yields around .5%. Although over the longer term JGB yields are expected to rise, near term there is no obvious trigger for higher yields, and therefore, we maintain a neutral duration. While the U.S. dollar is no longer overvalued, we believe the factors that have undermined it against many other major currencies are unlikely to change, raising the risk of an overshoot in valuation.

In Conclusion

We thank you for your investment in Merrill Lynch Global Balanced Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee


/s/ Chris Turner

Chris Turner
Vice President and
Senior Portfolio Manager

June 30, 2003

PERFORMANCE DATA

About Fund
Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

o Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results

                                                               6-Month         12-Month     Since Inception
As of May 31, 2003                                          Total Return     Total Return    Total Return
===========================================================================================================
ML Global Balanced Class A Shares*                              +4.10%          - 2.22%         -11.45%
-----------------------------------------------------------------------------------------------------------
ML Global Balanced Class B Shares*                              +3.79           - 3.07          -14.20
-----------------------------------------------------------------------------------------------------------
ML Global Balanced Class C Shares*                              +3.78           - 2.95          -14.14
-----------------------------------------------------------------------------------------------------------
ML Global Balanced Class I Shares*                              +4.33           - 1.98          -10.49
-----------------------------------------------------------------------------------------------------------
MSCI World Index**                                              +3.93           - 9.86          -26.64
-----------------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index (Hedged)***               +5.19           +10.63          +30.73
-----------------------------------------------------------------------------------------------------------
Composite Index****                                             +4.61           - 1.50          - 5.99
===========================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 4/30/99.
** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States.
*** This unmanaged market-capitalization weighted Index tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.
**** The Composite Index is comprised of 60% of Morgan Stanley Capital International World Index and 40% of Citigroup World Government Bond Index (Hedged).


                                      4 & 5

                                Merrill Lynch Global Balanced Fund, May 31, 2003

PERFORMANCE DATA (concluded)

Average Annual
Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares
================================================================================
One Year Ended 5/31/03                              - 2.22%          - 7.35%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 5/31/03                                     - 2.93           - 4.21
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                   % Return          % Return
                                                 Without CDSC       With CDSC**
================================================================================
Class B Shares
================================================================================
One Year Ended 5/31/03                              - 3.07%          - 6.94%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 5/31/03                                     - 3.68           - 4.13
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                   % Return          % Return
                                                 Without CDSC       With CDSC**
================================================================================
Class C Shares
================================================================================
One Year Ended 5/31/03                              - 2.95%          - 3.92%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 5/31/03                                     - 3.66           - 3.66
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class I Shares
================================================================================
One Year Ended 5/31/03                              - 1.98%          - 7.12%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 5/31/03                                     - 2.68           - 3.95
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
GLOBAL BALANCED
FUND                     As of May 31, 2003
===============================================================================================================================
Assets:                  Investment in Mercury Master Global Balanced Portfolio, at value
                         (identified cost--$150,751,675) ...................................                      $ 159,470,904
                         Prepaid registration fees .........................................                             52,107
                                                                                                                  -------------
                         Total assets ......................................................                        159,523,011
                                                                                                                  -------------
===============================================================================================================================
Liabilities:             Payables:
                           Distributor .....................................................    $     122,067
                           Other affiliates ................................................           47,630
                           Administrative fees .............................................           24,319           194,016
                                                                                                -------------
                         Accrued expenses ..................................................                              2,541
                                                                                                                  -------------
                         Total liabilities .................................................                            196,557
                                                                                                                  -------------
===============================================================================================================================
Net Assets:              Net assets ........................................................                      $ 159,326,454
                                                                                                                  =============
===============================================================================================================================
Net Assets               Class A Shares of Common Stock, $.0001 par value, 100,000,000
Consist of:              shares authorized .................................................                      $         116
                         Class B Shares of Common Stock, $.0001 par value, 100,000,000
                         shares authorized .................................................                              1,281
                         Class C Shares of Common Stock, $.0001 par value, 100,000,000
                         shares authorized .................................................                                506
                         Class I Shares of Common Stock, $.0001 par value, 100,000,000
                         shares authorized .................................................                                 31
                         Paid-in capital in excess of par ..................................                        216,685,815
                         Accumulated investment loss--net ..................................    $    (670,616)
                         Accumulated realized capital losses on investments and foreign
                         currency transactions from the Portfolio--net .....................      (65,409,908)
                         Unrealized appreciation on investments and foreign currency
                         transactions from the Portfolio--net ..............................        8,719,229
                                                                                                -------------
                         Total accumulated losses--net .....................................                        (57,361,295)
                                                                                                                  -------------
                         Net assets ........................................................                      $ 159,326,454
                                                                                                                  =============
===============================================================================================================================
Net Asset                Class A--Based on net assets of $9,696,229 and 1,156,992
Value:                   shares outstanding ................................................                      $        8.38
                                                                                                                  =============
                         Class B--Based on net assets of $105,320,586 and 12,811,095
                         shares outstanding ................................................                      $        8.22
                                                                                                                  =============
                         Class C--Based on net assets of $41,660,642 and 5,064,531
                         shares outstanding ................................................                      $        8.23
                                                                                                                  =============
                         Class I--Based on net assets of $2,648,997 and 314,396
                         shares outstanding ................................................                      $        8.43
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements.


                                      6 & 7

                                Merrill Lynch Global Balanced Fund, May 31, 2003

STATEMENT OF OPERATIONS

MERRILL LYNCH
GLOBAL BALANCED
FUND                     For the Six Months Ended May 31, 2003
===============================================================================================================================
Investment Income        Investment income allocated from the Portfolio:
From the                   Dividends (net of $90,325 foreign withholding tax) ..............                      $   1,197,393
Portfolio--Net:            Interest ........................................................                            833,307
                           Securities lending--net .........................................                              3,011
                           Expenses ........................................................                           (649,669)
                                                                                                                  -------------
                         Net investment income from the Portfolio ..........................                          1,384,042
                                                                                                                  -------------
===============================================================================================================================
Expenses:                Account maintenance and distribution fees--Class B ................    $     529,798
                         Account maintenance and distribution fees--Class C ................          211,105
                         Administration fees ...............................................          160,806
                         Transfer agent fees--Class B ......................................           81,588
                         Printing and shareholder reports ..................................           35,321
                         Transfer agent fees--Class C ......................................           33,422
                         Registration fees .................................................           30,534
                         Professional fees .................................................           21,521
                         Account maintenance fees--Class A .................................           12,014
                         Transfer agent fees--Class A ......................................            6,340
                         Transfer agent fees--Class I ......................................            1,985
                         Other .............................................................            5,409
                                                                                                -------------
                         Total expenses ....................................................                          1,129,843
                                                                                                                  -------------
                         Investment income--net ............................................                            254,199
                                                                                                                  -------------
===============================================================================================================================
Realized &               Realized loss from the Portfolio on:
Unrealized Gain            Investments--net ................................................       (1,824,569)
(Loss) from the            Foreign currency transactions--net ..............................         (418,367)       (2,242,936)
Portfolio--Net:                                                                                 -------------
                         Change in unrealized appreciation on investments and foreign
                         currency transactions from the Portfolio--net .....................                          7,338,657
                                                                                                                  -------------
                         Total realized and unrealized gain on investments and foreign
                         currency transactions--net ........................................                          5,095,721
                                                                                                                  -------------
                         Net Increase in Net Assets Resulting from Operations ..............                      $   5,349,920
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Six        For the
MERRILL LYNCH                                                                                   Months Ended       Year Ended
GLOBAL BALANCED                                                                                    May 31,        November 30,
FUND                     Increase (Decrease) in Net Assets:                                         2003              2002
===============================================================================================================================
Operations:              Investment income--net ...........................................    $     254,199     $     762,084
                         Realized loss on investments and foreign currency transactions
                         from the Portfolio--net ..........................................       (2,242,936)      (23,004,581)
                         Change in unrealized appreciation/depreciation on investments
                         and foreign currency transactions from the Portfolio--net ........        7,338,657         5,062,082
                                                                                               -------------     -------------
                         Net increase (decrease) in net assets resulting from operations ..        5,349,920       (17,180,415)
                                                                                               -------------     -------------
===============================================================================================================================
Capital Share            Net decrease in net assets derived from capital share transactions      (21,340,583)      (75,589,427)
                                                                                               -------------     -------------
Transactions:
===============================================================================================================================
Net Assets:              Total decrease in net assets .....................................      (15,990,663)      (92,769,842)
                         Beginning of period ..............................................      175,317,117       268,086,959
                                                                                               -------------     -------------
                         End of period* ...................................................    $ 159,326,454     $ 175,317,117
                                                                                               =============     =============
===============================================================================================================================
                        *Accumulated investment loss--net .................................    $    (670,616)    $    (924,815)
                                                                                               =============     =============
===============================================================================================================================

      See Notes to Financial Statements.


                                      8 & 9

                                Merrill Lynch Global Balanced Fund, May 31, 2003

FINANCIAL HIGHLIGHTS

                                                                                                    Class A+++
                                                                              ----------------------------------------------------
                                                                                                                           For the
                                                                               For the                                     Period
                   The following per share data and ratios have been derived  Six Months                                  April 30,
MERRILL LYNCH      from information provided in the financial statements.       Ended    For the Year Ended November 30,  1999+ to
GLOBAL BALANCED                                                                May 31,   -------------------------------  Nov. 30,
FUND               Increase (Decrease) in Net Asset Value: ..............       2003       2002       2001       2000       1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .................     $   8.05   $   8.62   $   9.99   $  10.78   $  10.00
Operating                                                                     --------   --------   --------   --------   --------
Performance:       Investment income--net ...............................          .04@@      .02@@      .14@@      .13@@      .09
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net           .29       (.59)     (1.14)      (.73)       .69
                                                                              --------   --------   --------   --------   --------
                   Total from investment operations .....................          .33       (.57)     (1.00)      (.60)       .78
                                                                              --------   --------   --------   --------   --------
                   Less dividends from:
                     Investment income--net .............................           --         --       (.36)      (.12)        --
                     In excess of investment income--net ................           --         --       (.01)      (.07)        --
                                                                              --------   --------   --------   --------   --------
                   Total dividends ......................................           --         --       (.37)      (.19)        --
                                                                              --------   --------   --------   --------   --------
                   Net asset value, end of period .......................     $   8.38   $   8.05   $   8.62   $   9.99   $  10.78
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share ...................         4.10%@    (6.61%)   (10.36%)    (5.75%)     7.80%@
Return:**                                                                     ========   ========   ========   ========   ========
==================================================================================================================================
Ratios to Average  Expenses++ ...........................................         1.51%*     1.45%      1.30%      1.26%      1.35%*
Net Assets:                                                                   ========   ========   ========   ========   ========
                   Investment income--net ...............................         1.03%*     1.05%      1.49%      1.19%      1.47%*
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............     $  9,696   $ 10,514   $ 17,510   $ 28,854   $ 43,442
Data:                                                                         ========   ========   ========   ========   ========
                   Portfolio turnover of Mercury Master Global Balanced
                   Portfolio ............................................        88.78%    128.22%    116.69%    117.12%     71.04%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================

                                                                                                      Class B
                                                                              ----------------------------------------------------
                                                                                                                           For the
                                                                               For the                                     Period
                   The following per share data and ratios have been derived  Six Months                                  April 30,
                   from information provided in the financial statements.       Ended    For the Year Ended November 30,  1999+ to
                                                                               May 31,   -------------------------------  Nov. 30,
                   Increase (Decrease) in Net Asset Value: ..............       2003       2002       2001       2000       1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .................     $   7.92   $   8.56   $   9.91   $  10.73   $  10.00
Operating                                                                     --------   --------   --------   --------   --------
Performance:       Investment income--net ...............................          .01@@      .03@@      .07@@      .05@@      .04
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net           .29       (.67)     (1.13)      (.73)       .69
                                                                              --------   --------   --------   --------   --------
                   Total from investment operations .....................          .30       (.64)     (1.06)      (.68)       .73
                                                                              --------   --------   --------   --------   --------
                   Less dividends from:
                     Investment income--net .............................           --         --       (.28)      (.09)        --
                     In excess of investment income--net ................           --         --       (.01)      (.05)        --
                                                                              --------   --------   --------   --------   --------
                   Total dividends ......................................           --         --       (.29)      (.14)        --
                                                                              --------   --------   --------   --------   --------
                   Net asset value, end of period .......................     $   8.22   $   7.92   $   8.56   $   9.91   $  10.73
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share ...................         3.79%@    (7.48%)   (10.99%)    (6.44%)     7.30%@
Return:**                                                                     ========   ========   ========   ========   ========
==================================================================================================================================
Ratios to Average  Expenses++ ...........................................         2.28%*     2.22%      2.07%      2.02%      2.12%*
Net Assets:                                                                   ========   ========   ========   ========   ========
                   Investment income--net ...............................          .25%*      .29%       .72%       .43%       .68%*
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............     $105,320   $115,151   $171,223   $236,313   $277,296
Data:                                                                         ========   ========   ========   ========   ========
                   Portfolio turnover of Mercury Master Global Balanced
                   Portfolio ............................................        88.78%    128.22%    116.69%    117.12%     71.04%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================

                                                                                                     Class C
                                                                              ----------------------------------------------------
                                                                                                                          For the
                                                                               For the                                     Period
                   The following per share data and ratios have been derived  Six Months                                  April 30,
                   from information provided in the financial statements.       Ended    For the Year Ended November 30,  1999+ to
                                                                               May 31,   -------------------------------  Nov. 30,
                   Increase (Decrease) in Net Asset Value: ..............       2003       2002       2001       2000       1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .................     $   7.93   $   8.56   $   9.90   $  10.73   $  10.00
Operating                                                                     --------   --------   --------   --------   --------
Performance:       Investment income--net ...............................          .01@@      .03@@      .07@@      .05@@      .04
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net           .29       (.66)     (1.12)      (.74)       .69
                                                                              --------   --------   --------   --------   --------
                   Total from investment operations .....................          .30       (.63)     (1.05)      (.69)       .73
                                                                              --------   --------   --------   --------   --------
                   Less dividends from:
                     Investment income--net .............................           --         --       (.28)      (.09)        --
                     In excess of investment income--net ................           --         --       (.01)      (.05)        --
                                                                              --------   --------   --------   --------   --------
                   Total dividends ......................................           --         --       (.29)      (.14)        --
                                                                              --------   --------   --------   --------   --------
                   Net asset value, end of period .......................     $   8.23   $   7.93   $   8.56   $   9.90   $  10.73
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share ...................         3.78%@    (7.36%)   (10.97%)    (6.52%)     7.30%@
Return:**                                                                     ========   ========   ========   ========   ========
==================================================================================================================================
Ratios to Average  Expenses++ ...........................................         2.28%*     2.22%      2.07%      2.02%      2.10%*
Net Assets:                                                                   ========   ========   ========   ========   ========
                   Investment income--net ...............................          .25%*      .28%       .72%       .43%       .70%*
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............     $ 41,661   $ 46,302   $ 73,805   $116,277   $146,078
Data:                                                                         ========   ========   ========   ========   ========
                   Portfolio turnover of Mercury Master Global Balanced
                   Portfolio ............................................        88.78%    128.22%    116.69%    117.12%     71.04%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


                                     10 & 11

                                Merrill Lynch Global Balanced Fund, May 31, 2003

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                    Class I+++
                                                                              ----------------------------------------------------
                                                                                                                           For the
                                                                               For the                                     Period
                   The following per share data and ratios have been derived  Six Months                                  April 30,
MERRILL LYNCH      from information provided in the financial statements.       Ended    For the Year Ended November 30,  1999+ to
GLOBAL BALANCED                                                                May 31,   -------------------------------  Nov. 30,
FUND               Increase (Decrease) in Net Asset Value: ..............       2003       2002       2001       2000       1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .................     $   8.08   $   8.64   $  10.01   $  10.80   $  10.00
Operating                                                                     --------   --------   --------   --------   --------
Performance:       Investment income--net ...............................          .05@@      .11@@      .16@@      .16@@      .11
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net           .30       (.67)     (1.12)      (.75)       .69
                                                                              --------   --------   --------   --------   --------
                   Total from investment operations .....................          .35       (.56)      (.96)      (.59)       .80
                                                                              --------   --------   --------   --------   --------
                   Less dividends from:
                     Investment income--net .............................           --         --       (.40)      (.12)        --
                     In excess of investment income--net ................           --         --       (.01)      (.08)        --
                                                                              --------   --------   --------   --------   --------
                   Total dividends ......................................           --         --       (.41)      (.20)        --
                                                                              --------   --------   --------   --------   --------
                   Net asset value, end of period .......................     $   8.43   $   8.08   $   8.64   $  10.01   $  10.80
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share ...................         4.33%@    (6.48%)   (10.01%)     5.60%      8.00%@
Return:**                                                                     ========   ========   ========   ========   ========
==================================================================================================================================
Ratios to Average  Expenses++ ...........................................         1.25%*     1.20%      1.05%      1.01%      1.10%*
Net Assets:                                                                   ========   ========   ========   ========   ========
                   Investment income--net ...............................         1.24%*     1.30%      1.74%      1.44%      1.73%*
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............     $  2,649   $  3,350   $  5,549   $  9,312   $ 13,333
Data:                                                                         ========   ========   ========   ========   ========
                   Portfolio turnover of Mercury Master Global Balanced
                   Portfolio ............................................        88.78%    128.22%    116.69%    117.12%     71.04%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH
GLOBAL BALANCED
FUND

1. Significant Accounting Policies:

Merrill Lynch Global Balanced Fund (the "Fund") is part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Global Balanced Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at May 31, 2003 was 100.0%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.


                                     12 & 13

                                Merrill Lynch Global Balanced Fund, May 31, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH
GLOBAL BALANCED
FUND

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                 Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ..............................                .25%               --
Class B ..............................                .25%              .75%
Class C ..............................                .25%              .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

--------------------------------------------------------------------------------
                                                       FAMD             MLPF&S
--------------------------------------------------------------------------------
Class A ..............................                 $ 16              $153
--------------------------------------------------------------------------------

For the six months ended May 31, 2003, MLPF&S received contingent deferred sales charges of $255,210 and $97 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions were $21,340,583 and $75,589,427 for the six months ended May 31, 2003 and for the year ended November 30, 2002, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended May 31, 2003+                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             91,507        $    742,194
Automatic conversion of shares .........              1,292              10,151
                                               ------------        ------------
Total issued ...........................             92,799             752,345
Shares redeemed ........................           (242,665)         (1,925,599)
                                               ------------        ------------
Net decrease ...........................           (149,866)       $ (1,173,254)
                                               ============        ============
--------------------------------------------------------------------------------
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2002+                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             37,938        $    317,491
Automatic conversion of shares .........                100                 844
                                               ------------        ------------
Total issued ...........................             38,038             318,335
Shares redeemed ........................           (762,119)         (6,332,702)
                                               ------------        ------------
Net decrease ...........................           (724,081)       $ (6,014,367)
                                               ============        ============
--------------------------------------------------------------------------------
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended May 31, 2003                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            109,532        $    854,139
Shares redeemed ........................         (1,831,388)        (14,230,915)
Automatic conversion of shares .........             (1,312)            (10,151)
                                               ------------        ------------
Net decrease ...........................         (1,723,168)       $(13,386,927)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2002                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            317,340        $  2,677,535
Shares redeemed ........................         (5,796,073)        (47,405,264)
Automatic conversion of shares .........               (102)               (844)
                                               ------------        ------------
Net decrease ...........................         (5,478,835)       $(44,728,573)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended May 31, 2003                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             36,354        $    285,667
Shares redeemed ........................           (812,324)         (6,275,100)
                                               ------------        ------------
Net decrease ...........................           (775,970)       $ (5,989,433)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2002                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             75,417        $    626,666
Shares redeemed ........................         (2,855,589)        (23,561,919)
                                               ------------        ------------
Net decrease ...........................         (2,780,172)       $(22,935,253)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended May 31, 2003+                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             56,937        $    451,511
Shares redeemed ........................           (157,264)         (1,242,480)
                                               ------------        ------------
Net decrease ...........................           (100,327)       $   (790,969)
                                               ============        ============
--------------------------------------------------------------------------------
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2002+                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             31,842        $    261,577
Shares redeemed ........................           (259,696)         (2,172,811)
                                               ------------        ------------
Net decrease ...........................           (227,854)       $ (1,911,234)
                                               ============        ============
--------------------------------------------------------------------------------
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

4. Capital Loss Carryforward:

On November 30, 2002, the Fund had a net capital loss carryforward of $57,960,184, of which $1,903,631 expires in 2007, $34,109,101 expires in 2009 and $21,947,452 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


                                     14 & 15

                                Merrill Lynch Global Balanced Fund, May 31, 2003

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                 Mercury Master Global Balanced Portfolio
                 -------------------------------------------------------------------------------------------------------------------
                                                     Shares                                                               Percent of
EUROPE           Industry++                           Held                  Common Stocks                       Value     Net Assets
====================================================================================================================================
Belgium          Diversified Financial Services      32,773   Fortis                                         $   541,185      0.3%
                 -------------------------------------------------------------------------------------------------------------------
                                                              Total Common Stocks in Belgium                     541,185      0.3
====================================================================================================================================
Finland          Communications Equipment            55,575   Nokia Oyj 'A'                                    1,000,077      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Paper & Forest Products             41,360   UPM-Kymmene Oyj                                    575,963      0.4
                 -------------------------------------------------------------------------------------------------------------------
                                                              Total Common Stocks in Finland                   1,576,040      1.0
====================================================================================================================================
France           Automobiles                          6,510   PSA Peugeot Citroen                                297,464      0.2
                 -------------------------------------------------------------------------------------------------------------------
                 Chemicals                            4,009   Air Liquide                                        612,031      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Commercial Banks                    25,217   BNP Paribas SA                                   1,248,642      0.8
                 -------------------------------------------------------------------------------------------------------------------
                 Oil & Gas                           10,537   TotalFinaElf SA                                  1,542,939      1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Pharmaceuticals                      5,910   Aventis SA                                         308,487      0.2
                 -------------------------------------------------------------------------------------------------------------------
                 Transportation Infrastructure       39,843  +Autoroutes du Sud de la France                   1,190,278      0.7
                 -------------------------------------------------------------------------------------------------------------------
                                                              Total Common Stocks in France                    5,199,841      3.3
====================================================================================================================================
Germany          Automobiles                         13,761   Bayerische Motoren Werke (BMW) AG                  475,353      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Software                             2,750   SAP AG (Systeme, Anwendungen, Produkte in
                                                              der Datenverarbeitung)                             308,725      0.2
                 -------------------------------------------------------------------------------------------------------------------
                                                              Total Common Stocks in Germany                     784,078      0.5
====================================================================================================================================
Ireland          Commercial Banks                    30,909   Allied Irish Banks PLC                             460,964      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Construction Materials              57,972   CRH PLC                                            900,025      0.6
                 -------------------------------------------------------------------------------------------------------------------
                                                              Total Common Stocks in Ireland                   1,360,989      0.9
====================================================================================================================================
Italy            Commercial Banks                   178,230   Banca Intesa SpA                                   379,422      0.2
                                                    209,184   Intesa BCI SpA                                     669,206      0.4
                                                    234,190   Unicredito Italiano SpA                          1,071,471      0.7
                                                                                                             -----------    -----
                                                                                                               2,120,099      1.3
                 -------------------------------------------------------------------------------------------------------------------
                 Oil & Gas                           93,907   ENI SpA                                          1,515,356      1.0
                 -------------------------------------------------------------------------------------------------------------------
                                                              Total Common Stocks in Italy                     3,635,455      2.3
====================================================================================================================================
Sweden           Building Products                   48,850   Assa Abloy AB 'B'                                  477,926      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Machinery                           20,639   Sandvik AB                                         526,061      0.3
                 -------------------------------------------------------------------------------------------------------------------
                                                              Total Common Stocks in Sweden                    1,003,987      0.6
====================================================================================================================================
Switzerland      Food Products                        7,300   Nestle SA (Registered Shares)                    1,530,116      0.9
                 -------------------------------------------------------------------------------------------------------------------
                 Health Care Equipment &              1,811  +Centerpulse AG (Registered Shares)                 497,088      0.3
                 Supplies
                 -------------------------------------------------------------------------------------------------------------------
                 Pharmaceuticals                     30,928   Novartis AG (Registered Shares)                  1,212,234      0.8
                 -------------------------------------------------------------------------------------------------------------------
                                                              Total Common Stocks in Switzerland               3,239,438      2.0
====================================================================================================================================
United Kingdom   Auto Components                    142,060   GKN PLC                                            477,125      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Beverages                          145,770   Diageo PLC                                       1,564,286      1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Commercial Banks                   133,527   Barclays PLC                                       940,685      0.6
                                                     61,738   Royal Bank of Scotland Group PLC                 1,603,203      1.0
                                                                                                             -----------    -----
                                                                                                               2,543,888      1.6
                 -------------------------------------------------------------------------------------------------------------------
                 Commercial Services &               77,266   Bunzl PLC                                          549,395      0.3
                 Supplies
                 -------------------------------------------------------------------------------------------------------------------
                 Food & Staples Retailing           152,143   Tesco PLC                                          509,121      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Food Products                      189,923   Unilever PLC                                     1,692,713      1.1
                 -------------------------------------------------------------------------------------------------------------------
                 Industrial Conglomerates            65,050   Smiths Industries PLC                              710,853      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Insurance                           31,300   AVIVA PLC                                          228,198      0.1
                                                     68,320   Prudential Corporation PLC                         425,342      0.3
                                                                                                             -----------    -----
                                                                                                                 653,540      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Media                              143,944   Reed Elsevier PLC                                1,181,512      0.7
                 -------------------------------------------------------------------------------------------------------------------
                 Metals & Mining                    202,736   Billiton PLC                                     1,054,585      0.7
                                                     57,257   Rio Tinto PLC (Registered Shares)                1,121,932      0.7
                                                                                                             -----------    -----
                                                                                                               2,176,517      1.4
                 -------------------------------------------------------------------------------------------------------------------
                 Multi-Utilities & Unregulated      173,510   National Grid Group PLC                          1,121,446      0.7
                 Power
                 -------------------------------------------------------------------------------------------------------------------
                 Oil & Gas                          332,944   BP Amoco PLC                                     2,280,102      1.4
                                                    276,210   Shell Transport & Trading Company                1,814,640      1.2
                                                                                                             -----------    -----
                                                                                                               4,094,742      2.6
                 -------------------------------------------------------------------------------------------------------------------
                 Pharmaceuticals                     48,947   GlaxoSmithKline PLC                                966,318      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Transportation Infrastructure       23,354   BAA PLC                                            186,719      0.1
                 -------------------------------------------------------------------------------------------------------------------
                 Water Utilities                     59,291   Severn Trent PLC                                   726,603      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Wireless Telecommunication         963,288   Vodafone Group PLC                               2,091,119      1.3
                 Services
                 -------------------------------------------------------------------------------------------------------------------
                                                              Total Common Stocks in the United Kingdom       21,245,897     13.3
====================================================================================================================================
                                                              Total Common Stocks in Europe
                                                              (Cost--$35,468,295)                             38,586,910     24.2
====================================================================================================================================
NORTH AMERICA
====================================================================================================================================
United States    Aerospace & Defense                  5,289   General Dynamics Corporation                       353,411      0.2
                                                     20,300   United Technologies Corporation                  1,385,475      0.9
                                                                                                             -----------    -----
                                                                                                               1,738,886      1.1
                 -------------------------------------------------------------------------------------------------------------------
                 Beverages                           17,310   The Coca-Cola Company                              788,817      0.5
                                                     13,564   PepsiCo, Inc.                                      599,529      0.4
                                                                                                             -----------    -----
                                                                                                               1,388,346      0.9
                 -------------------------------------------------------------------------------------------------------------------
                 Biotechnology                        6,859  +Amgen Inc.                                         443,846      0.3
                 -------------------------------------------------------------------------------------------------------------------


                                     16 & 17

                                Merrill Lynch Global Balanced Fund, May 31, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                 Mercury Master Global Balanced Portfolio (continued)
                 -------------------------------------------------------------------------------------------------------------------
NORTH AMERICA                                        Shares                                                               Percent of
(continued)      Industry++                           Held                  Common Stocks                        Value    Net Assets
====================================================================================================================================
United States    Capital Markets                     47,939   The Bank of New York Company, Inc.             $ 1,387,355      0.9%
(continued)                                           3,949   The Goldman Sachs Group, Inc.                      321,844      0.2
                                                      6,810   J.P. Morgan Chase & Co.                            223,777      0.1
                                                     15,246   Lehman Brothers Holdings, Inc.                   1,092,071      0.7
                                                                                                             -----------    -----
                                                                                                               3,025,047      1.9
                 -------------------------------------------------------------------------------------------------------------------
                 Chemicals                           16,400   International Flavors & Fragrances Inc.            514,796      0.3
                                                     19,531   Praxair, Inc.                                    1,171,665      0.7
                                                                                                             -----------    -----
                                                                                                               1,686,461      1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Commercial Banks                    11,858   Bank of America Corporation                        879,864      0.6
                                                     20,809   Charter One Financial, Inc.                        633,842      0.4
                                                     16,790   North Fork Bancorporation                          555,245      0.4
                                                     36,620   U.S. Bancorp                                       867,894      0.5
                                                      6,942   Wells Fargo & Co.                                  335,299      0.2
                                                                                                             -----------    -----
                                                                                                               3,272,144      2.1
                 -------------------------------------------------------------------------------------------------------------------
                 Commercial Services &               20,320   Avery Dennison Corporation                       1,127,354      0.7
                 Supplies                            15,360  +ChoicePoint Inc.                                   578,918      0.4
                                                                                                             -----------    -----
                                                                                                               1,706,272      1.1
                 -------------------------------------------------------------------------------------------------------------------
                 Communications Equipment            24,954  +Cisco Systems, Inc.                                406,251      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Computers & Peripherals             18,376  +Dell Computer Corporation                          574,985      0.4
                                                     19,980   International Business Machines Corporation      1,759,039      1.1
                                                                                                             -----------    -----
                                                                                                               2,334,024      1.5
                 -------------------------------------------------------------------------------------------------------------------
                 Diversified Financial Services      60,465   Citigroup Inc.                                   2,480,274      1.6
                 -------------------------------------------------------------------------------------------------------------------
                 Diversified                         17,389   SBC Communications Inc.                            442,724      0.3
                 Telecommunication Services          33,881   Verizon Communications                           1,282,396      0.8
                                                                                                             -----------    -----
                                                                                                               1,725,120      1.1
                 -------------------------------------------------------------------------------------------------------------------
                 Food & Staples Retailing            10,173   Wal-Mart Stores, Inc.                              535,202      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Health Care Equipment &             27,610   Baxter International Inc.                          699,637      0.4
                 Supplies                             9,305  +St. Jude Medical, Inc.                             522,011      0.3
                                                                                                             -----------    -----
                                                                                                               1,221,648      0.7
                 -------------------------------------------------------------------------------------------------------------------
                 Health Care Providers &             16,260  +AdvancePCS                                         539,995      0.3
                 Services                            13,220   AmerisourceBergen Corporation                      828,762      0.5
                                                      8,255   HCA Inc.                                           272,415      0.2
                                                      7,952  +WellPoint Health Networks Inc.                     678,624      0.4
                                                                                                             -----------    -----
                                                                                                               2,319,796      1.4
                 -------------------------------------------------------------------------------------------------------------------
                 Hotels, Restaurants & Leisure        9,760  +International Game Technology                      859,270      0.5
                                                      9,628  +MGM Mirage Inc.                                    271,991      0.2
                                                     12,590   Wendy's International, Inc.                        379,085      0.2
                                                                                                             -----------    -----
                                                                                                               1,510,346      0.9
                 -------------------------------------------------------------------------------------------------------------------
                 Household Durables                   8,010   Pulte Corporation                                  525,376      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Household Products                   8,649   Colgate-Palmolive Company                          515,653      0.3
                                                      9,893   The Procter & Gamble Company                       908,375      0.6
                                                                                                             -----------    -----
                                                                                                               1,424,028      0.9
                 -------------------------------------------------------------------------------------------------------------------
                 Industrial Conglomerates            15,963   General Electric Company                           458,138      0.3
                                                     16,914   Tyco International Ltd.                            299,378      0.2
                                                                                                             -----------    -----
                                                                                                                 757,516      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Insurance                           15,206   Ambac Financial Group, Inc.                      1,014,392      0.6
                                                     18,347   American International Group, Inc.               1,061,924      0.7
                                                     33,870   The Hartford Financial Services Group, Inc.      1,579,697      1.0
                                                     20,302   Prudential Financial, Inc.                         680,523      0.4
                                                     26,653   The St. Paul Companies, Inc.                       974,967      0.6
                                                                                                             -----------    -----
                                                                                                               5,311,503      3.3
                 -------------------------------------------------------------------------------------------------------------------
                 Media                               34,615  +AOL Time Warner Inc.                               526,840      0.3
                                                      8,495  +Clear Channel Communications, Inc.                 345,747      0.2
                                                     13,034   Gannett Co., Inc.                                1,029,686      0.6
                                                     19,717   The McGraw-Hill Companies, Inc.                  1,246,312      0.8
                                                     14,860   Omnicom Group Inc.                               1,037,377      0.7
                                                     26,784  +Viacom, Inc. (Class B)                           1,219,208      0.8
                                                                                                             -----------    -----
                                                                                                               5,405,170      3.4
                 -------------------------------------------------------------------------------------------------------------------
                 Oil & Gas                           52,276   Exxon Mobil Corporation                          1,902,846      1.2
                 -------------------------------------------------------------------------------------------------------------------
                 Personal Products                   13,836   Avon Products, Inc.                                843,166      0.5
                                                     26,455   The Estee Lauder Companies Inc. (Class A)          881,481      0.6
                                                                                                             -----------    -----
                                                                                                               1,724,647      1.1
                 -------------------------------------------------------------------------------------------------------------------
                 Pharmaceuticals                     14,851   Abbott Laboratories                                661,612      0.4
                                                      4,653   Eli Lilly and Company                              278,110      0.2
                                                     27,180   Johnson & Johnson                                1,477,233      0.9
                                                      6,146   Merck & Co., Inc.                                  341,595      0.2
                                                     98,168   Pfizer Inc.                                      3,045,171      1.9
                                                     10,643   Wyeth                                              466,696      0.3
                                                                                                             -----------    -----
                                                                                                               6,270,417      3.9
                 -------------------------------------------------------------------------------------------------------------------
                 Semiconductors &                    26,267   Intel Corporation                                  547,404      0.3
                 Semiconductor Equipment
                 -------------------------------------------------------------------------------------------------------------------
                 Software                            23,700  +Amdocs Limited                                     462,387      0.3
                                                    127,632   Microsoft Corporation                            3,141,024      2.0
                                                                                                             -----------    -----
                                                                                                               3,603,411      2.3
                 -------------------------------------------------------------------------------------------------------------------
                 Specialty Retail                    16,917   Lowe's Companies, Inc.                             714,912      0.4
                                                     21,881   Tiffany & Co.                                      716,822      0.5
                                                                                                             -----------    -----
                                                                                                               1,431,734      0.9
                 -------------------------------------------------------------------------------------------------------------------
                 Thrifts & Mortgage Finance          20,111   Fannie Mae                                       1,488,214      0.9
                                                      7,100   Freddie Mac                                        424,651      0.3
                                                                                                             -----------    -----
                                                                                                               1,912,865      1.2
                 -------------------------------------------------------------------------------------------------------------------


                                     18 & 19

                                Merrill Lynch Global Balanced Fund, May 31, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                  Mercury Master Global Balanced Portfolio (continued)
                  ------------------------------------------------------------------------------------------------------------------
NORTH AMERICA                                         Shares                                                              Percent of
(concluded)       Industry++                           Held                  Common Stocks                      Value     Net Assets
====================================================================================================================================
United States     Tobacco                             32,239   Altria Group, Inc.                            $ 1,331,471      0.8%
(concluded)       ------------------------------------------------------------------------------------------------------------------
                                                               Total Common Stocks in North America
                                                               (Cost--$53,924,185)                            57,942,051     36.3
====================================================================================================================================
PACIFIC BASIN/ASIA
====================================================================================================================================
Hong Kong         Electric Utilities                 118,770   Hongkong Electric Holdings Limited                473,633      0.3
                  ------------------------------------------------------------------------------------------------------------------
                                                               Total Common Stocks in Hong Kong                  473,633      0.3
====================================================================================================================================
Japan             Automobiles                         54,000   Nissan Motor Co., Ltd.                            425,751      0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Chemicals                           20,000   Shin-Etsu Chemical Co., Ltd.                      612,015      0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Consumer--Finance                    7,600   Promise Co., Ltd.                                 294,202      0.2
                  ------------------------------------------------------------------------------------------------------------------
                  Health Care Equipment &             19,000   Olympus Optical Co., Ltd.                         359,015      0.2
                  Supplies
                  ------------------------------------------------------------------------------------------------------------------
                  Insurance                               37   Millea Holdings, Inc.                             267,589      0.2
                  ------------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products        25,000   Fuji Photo Film                                   691,861      0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Office Electronics                  31,000   Canon, Inc.                                     1,295,932      0.8
                  ------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals                      8,900   Takeda Chemical Industries, Ltd.                  348,990      0.2
                  ------------------------------------------------------------------------------------------------------------------
                  Road & Rail                             86   East Japan Railway Company                        413,444      0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Trading Companies &                 58,000   Mitsubishi Corporation                            362,242      0.2
                  Distributors
                  ------------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication             381   NTT DoCoMo, Inc.                                  799,557      0.5
                  Services
                  ------------------------------------------------------------------------------------------------------------------
                                                               Total Common Stocks in Japan                    5,870,598      3.7
====================================================================================================================================
                                                               Total Common Stocks in Pacific Basin/Asia
                                                               (Cost--$7,139,380)                              6,344,231      4.0
====================================================================================================================================

                                                     Face
EUROPE                                              Amount                   Fixed Income Securities
====================================================================================================================================
Austria           Commercial Banks         (Y)   330,000,000   Oesterreich Kontrollbank, 1.80% due 3/22/2010   3,047,034      1.9
                  ------------------------------------------------------------------------------------------------------------------
                                                               Total Fixed Income Securities in Austria        3,047,034      1.9
====================================================================================================================================
Denmark           Commercial Banks               282,000,000   Deutsche Ausgleichsbank, 1.85% due 9/20/2010    2,622,394      1.6
                  ------------------------------------------------------------------------------------------------------------------
                                                               Total Fixed Income Securities in Denmark        2,622,394      1.6
====================================================================================================================================
Finland           Foreign Government       (E)       910,000   Finnish Government, 3% due 7/04/2008            1,073,293      0.7
                  Obligation
                  ------------------------------------------------------------------------------------------------------------------
                                                               Total Fixed Income Securities in Finland        1,073,293      0.7
====================================================================================================================================
France            Foreign Government                           French OAT:
                  Obligation                       1,370,000      4.75% due 10/25/2012                         1,740,714      1.1
                                                     965,000      5.75% due 10/25/2032                         1,342,346      0.8
                  ------------------------------------------------------------------------------------------------------------------
                                                               Total Fixed Income Securities in France         3,083,060      1.9
====================================================================================================================================
Germany           Commercial Banks         (Y)   283,000,000   KFW International Finance, 1.75% due 3/23/2010  2,605,159      1.6
                  ------------------------------------------------------------------------------------------------------------------
                  Foreign Government                           Bundesrepublic Deutschland:
                  Obligation               (E)     2,530,000      6% due 7/04/2007                             3,345,518      2.1
                                                   1,521,000      4.50% due 1/04/2013                          1,899,479      1.2
                                                   2,000,000   Bundesschatzanweisungen, 3.75% due 9/12/2003    2,362,167      1.5
                                                                                                             -----------    -----
                                                                                                               7,607,164      4.8
                  ------------------------------------------------------------------------------------------------------------------
                                                               Total Fixed Income Securities in Germany       10,212,323      6.4
====================================================================================================================================
Italy             Foreign Government       (Y)   459,000,000   Republic of Italy, 1.80% due 2/23/2010          4,233,046      2.7
                  Obligation
                  ------------------------------------------------------------------------------------------------------------------
                                                               Total Fixed Income Securities in Italy          4,233,046      2.7
====================================================================================================================================
Netherlands       Foreign Government                           Netherlands Government Bonds:
                  Obligation               (E)     3,900,000      4% due 7/15/2005                             4,752,573      3.0
                                                     700,000      5.25% due 7/15/2008                            912,279      0.6
                                                   2,850,000      3.75% due 7/15/2009                          3,459,187      2.1
                  ------------------------------------------------------------------------------------------------------------------
                                                               Total Fixed Income Securities in the
                                                               Netherlands                                     9,124,039      5.7
====================================================================================================================================
Spain             Foreign Government                 940,000   Bonos y Obligation del Estado, 5.40%
                  Obligation                                   due 7/30/2011                                   1,249,317      0.8
                                                               Spanish Government Bonds:
                                                   1,203,000      4.20% due 7/30/2013                          1,465,337      0.9
                                                   1,160,000      5.50% due 7/30/2017                          1,562,772      1.0
                  ------------------------------------------------------------------------------------------------------------------
                                                               Total Fixed Income Securities in Spain          4,277,426      2.7
====================================================================================================================================
Sweden            Foreign Government       Skr     4,350,000   Swedish Government Bonds, 6.50% due 5/05/2008     632,104      0.4
                  Obligation
                  ------------------------------------------------------------------------------------------------------------------
                                                               Total Fixed Income Securities in Sweden           632,104      0.4
====================================================================================================================================
United Kingdom    Foreign Government                           United Kingdom Treasury Gilt:
                  Obligation               (pound)   710,000      7.25% due 12/07/2007                         1,332,246      0.8
                                                     720,000      5% due 3/07/2012                             1,259,354      0.8
                  ------------------------------------------------------------------------------------------------------------------
                                                               Total Fixed Income Securities in the United
                                                               Kingdom                                         2,591,600      1.6
====================================================================================================================================
                                                               Total Fixed Income Securities in Europe
                                                               (Cost--$37,508,023)                            40,896,319     25.6
====================================================================================================================================
NORTH AMERICA
====================================================================================================================================
Canada            Foreign Government                           Canadian Government Bonds:
                  Obligation               C$        830,000      3.50% due 6/01/2005                            608,312      0.4
                                                     800,000      5.75% due 6/01/2029                            644,579      0.4
                  ------------------------------------------------------------------------------------------------------------------
                                                               Total Fixed Income Securities in Canada         1,252,891      0.8
====================================================================================================================================


                                    20 & 21

                                Merrill Lynch Global Balanced Fund, May 31, 2003

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                   Mercury Master Global Balanced Portfolio (concluded)
                   -----------------------------------------------------------------------------------------------------------------
NORTH AMERICA                                          Face                                                               Percent of
(concluded)        Industry++                         Amount                  Fixed Income Securities            Value    Net Assets
====================================================================================================================================
United States      Diversified Financial      US$      70,000   BHP Finance USA Limited, 4.80% due 4/15/2013  $   73,794      0.0%
                   Services                           170,000   Household Finance Corporation, 6.40%
                                                                due 6/17/2008                                    194,947      0.1
                                                                                                              ----------    -----
                                                                                                                 268,741      0.1
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified                        250,000   Verizon Global Funding Corporation, 7.375%
                   Telecommunication                            due 9/01/2012                                    305,911      0.2
                   Services
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates           220,000   General Electric Company, 5% due 2/01/2013       234,963      0.2
                   -----------------------------------------------------------------------------------------------------------------
                   U.S. Government                  1,705,000   U.S. Treasury Bonds, 6.25% due 5/15/2030       2,185,863      1.4
                   Obligations                                  U.S. Treasury Notes:
                                                      500,000      1.75% due 12/31/2004                          504,219      0.3
                                                    2,857,000      1.625% due 1/31/2005                        2,876,196      1.8
                                                    1,535,000      3% due 11/15/2007                           1,592,622      1.0
                                                      364,000      6.50% due 2/15/2010                           446,241      0.3
                                                                                                              ----------    -----
                                                                                                               7,605,141      4.8
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Fixed Income Securities in the
                                                                United States                                  8,414,756      5.3
====================================================================================================================================
                                                                Total Fixed Income Securities in North
                                                                America (Cost--$9,289,095)                     9,667,647      6.1
====================================================================================================================================
PACIFIC BASIN/ASIA
====================================================================================================================================
Japan              Commercial Banks           (Y)  50,000,000   International Bank for Reconstruction &
                                                                Development, 2% due 2/18/2008                    454,412      0.3
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Fixed Income Securities in Pacific
                                                                Basin/Asia (Cost--$486,997)                      454,412      0.3
====================================================================================================================================

                                                 Shares Held/
                                          Beneficial Interest                Short-Term Securities
====================================================================================================================================
                                                 US$2,093,480   Merrill Lynch Liquidity Series, LLC Cash
                                                                Sweep Series I (a)                             2,093,480      1.3
                                                 US$  694,686   Merrill Lynch Liquidity Series, LLC Money
                                                                Market Series (a)(b)                             694,686      0.4
                                                      374,064   Merrill Lynch Premier Institutional
                                                                Fund (a)(b)                                      374,064      0.3
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Investments in Short-Term Securities
                                                                (Cost--$3,162,230)                             3,162,230      2.0
====================================================================================================================================
                   Total Investments (Cost--$146,978,205)                                                    157,053,800     98.5

                   Unrealized Depreciation on Forward Foreign Exchange Contracts*                             (1,544,444)    (1.0)

                   Variation Margin on Financial Futures Contracts**                                             (62,783)     0.0

                   Other Assets Less Liabilities                                                               4,024,331      2.5
                                                                                                            ------------    -----
                   Net Assets                                                                               $159,470,904    100.0%
                                                                                                            ============    =====
====================================================================================================================================

+     Non-income producing security
++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
*     Forward foreign exchange contracts as of May 31, 2003 were as follows:

      -------------------------------------------------------------------------
      Foreign                                Settlement             Unrealized
      Currency Purchased                        Date               Appreciation
      -------------------------------------------------------------------------
      C$            700,000                   June 2003           $    37,668
      CHF         1,370,550                   June 2003                52,505
      (E)         4,900,812                   June 2003               386,098
      (Y)       189,626,000                   June 2003                 6,882
      -------------------------------------------------------------------------
      Total (US$ Commitment--$8,426,667)                          $   483,153
                                                                  -----------
      -------------------------------------------------------------------------
                                                                   Unrealized
      Foreign                                Settlement           Appreciation
      Currency Sold                             Date             (Depreciation)
      -------------------------------------------------------------------------
      C$          2,350,000                   June 2003           $  (110,497)
      CHF         1,370,550                   June 2003               (51,592)
      (E)        26,929,760                   June 2003            (2,091,519)
      (pound)     4,930,355                   June 2003               (83,383)
      Skr         5,027,000                   June 2003               (51,024)
      (Y)     1,719,869,000                   June 2003               360,418
      -------------------------------------------------------------------------
      Total (US$ Commitment--$55,493,455)                         $(2,027,597)
                                                                  -----------
      -------------------------------------------------------------------------
      Total Unrealized Depreciation on
      Forward Foreign Exchange Contracts--Net                     $(1,544,444)
                                                                  ===========
      -------------------------------------------------------------------------

**    Financial futures contracts purchased as of May 31, 2003 were as follows:

      -------------------------------------------------------------------------
      Number of                                       Expiration
      Contracts    Issue             Exchange            Date           Value
      -------------------------------------------------------------------------
          56     Singapore              SGX            June 2003     $1,081,517
          30    NIKKEI 225             SIMEX           June 2003      1,051,587
          27  Hang Seng Index           IDX            June 2003      1,654,015
           7     EURO Bond             EUREX           June 2003        971,582
      -------------------------------------------------------------------------
      Total Financial Futures Contracts
      Purchased (Total Contract Price--$4,605,425)                   $4,758,701
                                                                     ==========
      -------------------------------------------------------------------------

      Financial futures contracts sold as of May 31, 2003 were as follows:

      -------------------------------------------------------------------------
      Number of                                       Expiration
      Contracts     Issue            Exchange             Date          Value
      -------------------------------------------------------------------------
          12         DAX               IDX             June 2003     $1,057,476
          41      Dow Jones
                Euro Stoxx 50          IDX             June 2003      1,124,540
          13        DJIA       Chicago Merchantile     June 2003      1,150,760
      -------------------------------------------------------------------------
      Total Financial Futures Contracts
      Sold (Total Contract Price--$3,218,189)                        $3,332,776
                                                                     ==========
      -------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      -------------------------------------------------------------------------
                                                                       Dividend/
                                                           Net         Interest
       Affiliate                                        Activity        Income
      -------------------------------------------------------------------------
       Merrill Lynch Liquidity Series, LLC Cash
       Sweep Series I                                  $(710,180)       $40,646
       Merrill Lynch Liquidity Series, LLC
       Money Market Series                             $ 568,955        $ 1,714
       Merrill Lynch Premier Institutional Fund          220,393        $ 1,297
      -------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.


                                    22 & 23

                                Merrill Lynch Global Balanced Fund, May 31, 2003

STATEMENT OF ASSETS AND LIABILITIES

MERCURY MASTER
GLOBAL BALANCED
PORTFOLIO                As of May 31, 2003
===============================================================================================================================
Assets:                  Investments, at value (including securities loaned of $1,029,425)
                         (identified cost--$146,978,205) ...................................                      $ 157,053,800
                         Cash ..............................................................                            857,592
                         Cash on deposit for financial futures contracts ...................                            697,561
                         Foreign cash (cost--$2,053,277) ...................................                          2,062,711
                         Receivables:
                           Interest ........................................................    $   1,047,525
                           Dividends .......................................................          654,073
                           Securities sold .................................................          642,013
                           Forward foreign exchange contracts ..............................          103,929
                           Securities lending--net .........................................            7,873
                           Contributions ...................................................            6,995         2,462,408
                                                                                                -------------
                         Prepaid expenses ..................................................                              8,160
                                                                                                                  -------------
                         Total assets ......................................................                        163,142,232
                                                                                                                  -------------
===============================================================================================================================
Liabilities:             Unrealized depreciation on forward foreign exchange contracts .....                          1,544,444
                         Collateral on securities loaned, at value .........................                          1,068,750
                         Payables:
                           Securities purchased ............................................          408,252
                           Withdrawals .....................................................          320,563
                           Forward foreign exchange contracts ..............................          154,312
                           Investment adviser ..............................................           72,988
                           Variation margin ................................................           62,783
                           Other affiliates ................................................            1,495         1,020,393
                                                                                                -------------
                         Accrued expenses ..................................................                             37,741
                                                                                                                  -------------
                         Total liabilities .................................................                          3,671,328
                                                                                                                  -------------
===============================================================================================================================
Net Assets:              Net assets ........................................................                      $ 159,470,904
                                                                                                                  =============
===============================================================================================================================
Net Assets               Investors' capital ................................................                      $ 150,751,675
Consist of:              Unrealized appreciation on investments and foreign currency
                         transactions--net .................................................                          8,719,229
                                                                                                                  -------------
                         Net assets ........................................................                      $ 159,470,904
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MERCURY MASTER
GLOBAL BALANCED
PORTFOLIO                For the Six Months Ended May 31, 2003
===============================================================================================================================
Investment Income:       Dividends (net of $90,325 foreign withholding tax) ................                      $   1,197,393
                         Interest ..........................................................                            833,309
                         Securities lending--net ...........................................                              3,011
                                                                                                                  -------------
                         Total income ......................................................                          2,033,713
                                                                                                                  -------------
===============================================================================================================================
Expenses:                Investment advisory fees ..........................................    $     482,640
                         Accounting services ...............................................           61,346
                         Custodian fees ....................................................           51,640
                         Professional fees .................................................           26,898
                         Trustees' fees and expenses .......................................           16,521
                         Pricing fees ......................................................            4,044
                         Printing and shareholder reports ..................................            3,597
                         Other .............................................................            2,985
                                                                                                -------------
                         Total expenses ....................................................                            649,671
                                                                                                                  -------------
                         Investment income--net ............................................                          1,384,042
                                                                                                                  -------------
===============================================================================================================================
Realized &               Realized loss from:
Unrealized Gain            Investments--net ................................................       (1,824,570)
(Loss) on                  Foreign currency transactions--net ..............................         (418,367)       (2,242,937)
Investments &                                                                                   -------------
Foreign Currency         Change in unrealized appreciation/depreciation on:
Transactions--Net:         Investments--net ................................................        8,667,666
                           Foreign currency transactions--net ..............................       (1,329,010)        7,338,656
                                                                                                -------------     -------------
                         Total realized and unrealized gain on investments and foreign
                         currency transactions--net ........................................                          5,095,719
                                                                                                                  -------------
                         Net Increase in Net Assets Resulting from Operations ..............                      $   6,479,761
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements.


                                     24 & 25

                                Merrill Lynch Global Balanced Fund, May 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Six         For the
MERCURY MASTER                                                                                   Months Ended       Year Ended
GLOBAL BALANCED                                                                                     May 31,        November 30,
PORTFOLIO                Increase (Decrease) in Net Assets:                                          2003              2002
===============================================================================================================================
Operations:              Investment income--net ............................................    $   1,384,042     $   3,747,289
                         Realized loss on investments and foreign currency transactions--net       (2,242,937)      (23,004,591)
                         Change in unrealized appreciation/depreciation on investments and
                         foreign currency transactions--net ................................        7,338,656         5,062,084
                                                                                                -------------     -------------
                         Net increase (decrease) in net assets resulting from operations ...        6,479,761       (14,195,218)
                                                                                                -------------     -------------
===============================================================================================================================
Capital                  Proceeds from contributions .......................................        2,360,510            46,480
Transactions:            Fair value of withdrawals .........................................      (24,832,702)      (78,801,141)
                                                                                                -------------     -------------
                         Net decrease in net assets derived from net capital transactions ..      (22,472,192)      (78,754,661)
                                                                                                -------------     -------------
===============================================================================================================================
Net Assets:              Total decrease in net assets ......................................      (15,992,431)      (92,949,879)
                         Beginning of period ...............................................      175,463,335       268,413,214
                                                                                                -------------     -------------
                         End of period .....................................................    $ 159,470,904     $ 175,463,335
                                                                                                =============     =============
===============================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                          For the
                                                                       For the                                            Period
                                                                     Six Months                                          April 30,
MERCURY MASTER                                                         Ended        For the Year Ended November 30,      1999+ to
GLOBAL BALANCED     The following ratios have been derived from        May 31,    -----------------------------------    Nov. 30,
PORTFOLIO           information provided in the financial statements.   2003         2002         2001         2000        1999
==================================================================================================================================
Total Investment                                                          4.55%@      (5.91%)         --           --           --
Return:++                                                            =========    =========    =========    =========    =========
==================================================================================================================================
Ratios to Average   Expenses ...................................           .81%*        .78%         .70%         .70%         .70%*
Net Assets:                                                          =========    =========    =========    =========    =========
                    Investment income--net .....................          1.72%*       1.72%        2.09%        1.75%        2.10%*
                                                                     =========    =========    =========    =========    =========
==================================================================================================================================
Supplemental        Net assets, end of period (in thousands)         $ 159,471    $ 175,463    $ 268,413    $ 391,207    $ 480,752
Data:                                                                =========    =========    =========    =========    =========
                    Portfolio turnover .........................         88.78%      128.22%      116.69%      117.12%       71.04%
                                                                     =========    =========    =========    =========    =========
==================================================================================================================================

*     Annualized.
+     Commencement of operations.
++ Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
@     Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER
GLOBAL BALANCED
PORTFOLIO

1. Significant Accounting Policies:

Mercury Master Global Balanced Portfolio (the "Portfolio") is a series of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges or Nasdaq National are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Trust's Board of Trustees or by the investment adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract


                                     26 & 27

                                Merrill Lynch Global Balanced Fund, May 31, 2003

MERCURY MASTER
GLOBAL BALANCED
PORTFOLIO

is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is considered as a "pass through" entity for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .60% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIMIL or its affiliates. For the six months ended May 31, 2003, MLIM, LLC received $1,432 in securities lending agent fees.

In addition, MLPF&S received $4,597 in commissions on the execution of portfolio security transactions for the Portfolio for the six months ended May 31, 2003.

For the six months ended May 31, 2003, the Fund reimbursed FAM $2,107 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2003 were $135,534,123 and $156,446,669, respectively.

Net realized gains (losses) for the six months ended May 31, 2003 and net unrealized gains (losses) as of May 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Investments:
  Long-term ............................       $ (1,412,249)       $ 10,075,595
  Short-term ...........................                311                  --
  Financial futures contracts ..........           (412,632)             38,689
                                               ------------        ------------
Total investments ......................         (1,824,570)         10,114,284
                                               ------------        ------------
Currency transactions:
  Foreign currency transactions ........          2,494,062             149,389
  Forward foreign
exchange contracts .....................         (2,912,429)         (1,544,444)
                                               ------------        ------------
Total currency transactions ............           (418,367)         (1,395,055)
                                               ------------        ------------
Total ..................................       $ (2,242,937)       $  8,719,229
                                               ============        ============
--------------------------------------------------------------------------------


                                     28 & 29

                                Merrill Lynch Global Balanced Fund, May 31, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

MERCURY MASTER
GLOBAL BALANCED
PORTFOLIO

As of May 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $6,427,577, of which $11,780,978 related to appreciated securities and $5,353,401 related to depreciated securities. At May 31, 2003, the aggregate cost of investments for Federal income tax purposes was $150,626,223.

4. Commitments:

At May 31, 2003, the Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $277,000 and $386,000, respectively.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the six months ended May 31, 2003.

OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, President and Director/Trustee
David O. Beim, Director/Trustee
James T. Flynn, Director/Trustee
Todd Goodwin, Director/Trustee
George W. Holbrook, Jr., Director/Trustee
W. Carl Kester, Director/Trustee
Karen P. Robards, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
Christopher Turner, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


                                    30 & 31

[LOGO] Merrill Lynch Investment Managers
                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Global Balanced Fund
Of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #MLBAL--5/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
         2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state. N/A

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Global Balanced Fund of Mercury Funds, Inc.


        By: /s/ Terry K. Glenn
            ------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Global Balanced Fund of Mercury Funds, Inc.

        Date: July 23, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Global Balanced Fund of Mercury Funds, Inc.

        Date: July 23, 2003


        By: /s/ Donald C. Burke
            -------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Global Balanced Fund of Mercury Funds, Inc.

        Date: July 23, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.